SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2013


                              CINDISUE MINING CORP.
               (Exact name of Company as specified in its charter)


           Nevada                     000-54390                 27-1662466
(State or other jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)

                        11255 Tierrasanta Blvd., Unit 78
                               San Diego, CA 92124
                    (Address of principal executive offices)

                              Phone: (858) 278-1166
                          (Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

     On February 11, 2012 Cindisue Mining Corp. (the "Registrant") closed a private placement of 200,000 common shares at $0.05 per share for a total offering price of $10,000. The common shares were offered by the Company pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. The private placement was fully subscribed to by one non-U.S. person.

     For all the terms and provisions of the private placement, reference is hereby made to such document annexed hereto as Exhibits 10.1. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit No.                        Description
-----------                        -----------

  10.1         Form of Private Placement Subscription Agreement

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CINDISUE MINING CORP.


Date: February 12, 2012                  By: /s/ Daniel Martinez
                                            ------------------------------
                                            Daniel Martinez
                                            President & CEO

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